Summary Prospectus

Royce Micro-Cap Portfolio | May 1, 2021

RCMCX Investment Class Symbol | RCMSX Service Class Symbol

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary or insurance company. Instead, the reports will be made available on https://www.royceinvest.com/funds/30e-3, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by notifying your financial intermediary or insurance company directly. You can also call 1-800-841-1180 for additional information.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary or insurance company directly to request that you continue to receive paper copies of your reports. You can also call 1-800-841-1180 for additional information. Your election to receive reports in paper will apply to all funds held with The Royce Funds or your financial intermediary or insurance company.

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Summary Prospectus | May 1, 2021

Royce Micro-Cap Portfolio

RCMCX Investment Class Symbol | RCMSX Service Class Symbol

Investment Goal

Royce Micro-Cap Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include variable contract charges. Because variable contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your variable contract prospectus for more information about these charges.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%	1.25%
Distribution (12b-1) fees	0.00%	0.25%
Other expenses	0.22%	0.22%
Total annual Fund operating expenses	1.47%	1.72%
Fee waivers and/or expense reimbursements	-0.14%	-0.14%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.33%	1.58%

The Fund’s total annualized operating expense ratios are subject to change in response to changes in the Fund’s average net assets or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annualized operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment and Service Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.33% and 1.58%, respectively, through April 30, 2022.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment and Service Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
	INVESTMENT CLASS	SERVICE CLASS
1 Year	$135	$161
3 Years	$451	$528
5 Years	$789	$920
10 Years	$1,745	$2,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Royce Micro-Cap Portfolio

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce uses multiple investment themes and offers wide exposure to micro-cap stocks by investing in companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. Royce considers companies with strong balance sheets, attractive growth prospects, and/or the potential for improvement in cash flow levels and internal rates of return, among other factors.

Normally, the Fund invests at least 80% of its net assets in equity securities of micro-cap companies. Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/ or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Micro-Cap Portfolio is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time due to overall market, financial, and economic conditions and trends, governmental or central bank actions or interventions, changes in investor sentiment, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by the Fund. This pandemic could adversely affect global economies and markets and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

 The prices of micro-cap securities are generally more volatile than those of larger-cap securities. In addition, because micro-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

To the extent the Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.

Allocation adjustment programs used by certain participating insurance companies to help manage the volatility of the relevant variable contract investment options and to preserve variable contract value may result in transfers of assets among the relevant investment options, including the Fund. These programs may result in large-scale asset flows into and out of the Fund, which could adversely affect the Fund, including its risk profile, expenses, and performance. For example, these asset flows may adversely affect performance by requiring the Fund to purchase or sell securities at inopportune times, by otherwise limiting Royce’s ability to fully implement the Fund’s investment strategies, or by requiring the Fund to hold a larger portion of its assets in cash or highly liquid securities than it otherwise would hold. Such asset flows may also result in higher portfolio turnover rates, increased payments of brokerage commissions, lower asset levels, and higher operating expense ratios for the Fund. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2020 was 25%.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell Microcap Index, the Fund’s benchmark index, and the Russell 2000 Index. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

2  |  The Royce Fund Summary Prospectus 2021

Royce Micro-Cap Portfolio

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 35.62% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -31.90% (quarter ended 3/31/20).

The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. If these costs and expenses were reflected, the returns shown would be lower. Current month-end performance information may be obtained at www.royceinvest.com or by calling Investor Services at (800) 221-4268.

Annualized Total Returns
As of 12/31/20 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	23.79	11.13	5.05
Service Class
Return Before Taxes	23.55	10.87	4.82
Russell Microcap Index
(Reflects no deductions for fees, expenses, or taxes)	20.96	11.89	10.55
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	19.96	13.26	11.20

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. James P. Stoeffel is the Fund’s lead portfolio manager, and Portfolio Manager Brendan J. Hartman manages the Fund with him. Mr. Stoeffel previously co-managed the Fund (2015). Mr. Hartman was previously assistant portfolio manager (2013-2015).

How to Purchase and Sell Fund Shares

Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. Investors may not purchase or redeem shares of the Funds directly, but only through the relevant variable contract. You should refer to the applicable variable contract prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds. No sales charge is imposed by Royce Fund Services, LLC, the Funds’ distributor, upon the purchase or redemption of shares of the Funds. Any sales charges for your variable contract will be described in the relevant variable contract prospectus.

Tax Information

For information regarding the federal income tax consequences of variable contract ownership, please consult your variable contract prospectus.

Financial Intermediary Compensation

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2021  |  3

More information on Royce Capital Fund is available free upon request, including the following:

Annual/Semiannual Reports

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 421-4268.

Statement of Additional Information (“SAI”)

The SAI provides more details about Royce Capital Fund and its policies. A current SAI is available at www.royceinvest.com/literature and upon request by calling (800) 421-4268. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: Royce Capital Fund, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.royceinvest.com	RCM-RCF-0521